Acquisition (Tables)	12 Months Ended
Dec. 31, 2024
Acquisition [Abstract]
Schedule of Fair Value of the Identifiable Assets Acquired and Liabilities	The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed at the acquisition date, which represents the net purchase price allocation at the date of the acquisition based on a valuation performed by an independent valuation firm engaged by the Company.
RMB
Cash acquired	212
Prepaid expenses and other current assets	104
Property and equipment, net	270
Goodwill	9,686
Total assets	10,272

Current liabilities	303
Non-current liabilities	3,165
Total liabilities	3,468
10% Equity Value with non-controlling interests	(288)
Total consideration	7,092